Exhibit 99.2

      Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com/2ndquarter2003pr.htm) on May 5, 2003



                     IEC ELECTRONICS CORP. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                     MARCH 28, 2003 AND SEPTEMBER 30, 2002
                     (in thousands, except for share data)

                                             MARCH 28,2003     SEPTEMBER 30,2002
                                              (Unaudited)

                ASSETS

Current Assets:
   Accounts receivable                        $   4,775               $   5,480
   Inventories                                    3,390                   3,412
   Other current assets                             257                     186
Current Assets - discontinued operations            207                     348
                                               ---------               ---------
       Total current assets                       8,629                   9,426
                                               ---------               ---------


Fixed Assets:
   Land and land improvements                       768                     768
   Building and improvements                      3,995                   3,995
   Machinery and equipment                       46,501                  46,501
   Furniture and fixtures                         5,850                   5,850
                                                --------               ---------
Sub-total gross property                         57,114                  57,114
   Less accumulated depreciation                (53,609)                (52,781)
                                                --------               ---------
Total fixed assets - net                          3,505                   4,333
                                                --------               ---------

Asset held for sale                                   -                     497
Other non-current assets                            246                       -
Non-current assets - discontinued operations          1                     809
                                                --------               ---------
                                               $ 12,381                $ 15,065



                LIABILITIES AND SHAREHOLDERS' EQUITY


Current Liabilities:
   Current portion of long-term debt           $  2,374                $  3,128
   Accounts payable                               4,275                   6,250
   Accrued payroll and related expenses             548                     697
   Other accrued expenses                           822                   1,497
   Other current liabilities - discontinued
      operations                                    300                   1,426
                                               ---------               ---------
        Total current liabilities                 8,319                  12,998
                                               ---------               ---------

Long-term vendor payable                            760                       -
Long-term debt                                    1,283                   1,268
                                               ---------               ---------
        Total liabilities                        10,362                  14,266
                                               ---------               ---------

Shareholders' Equity:
   Preferred stock, par value $.01 per share
        Authorized - 500,000 shares;
        Issued and outstanding - none                 -                       -
   Common stock, par value $.01 per share
        Authorized - 50,000,000 shares
        Issued and outstanding - 7,957,460 and
          7,692,076 shares, respectively             80                      77
   Treasury stock, 573 shares; at cost              (11)                    (11)
   Additional paid-in capital                    38,473                  38,418
   Retained earnings                            (36,470)                (37,640)
     Accumulated other comprehensive loss -
     Cumulative translation adjustments             (53)                    (45)
                                               ---------               ---------
        Total shareholders' equity                2,019                     799
                                               ---------               ---------
                                               $ 12,381                $ 15,065

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

                     IEC ELECTRONICS CORP. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
  FOR           THE THREE MONTHS AND SIX MONTHS ENDED MARCH 28, 2003 AND MARCH
                29, 2002 (in thousands, except share and per share data)

                                3 MONTHS ENDED          3 MONTHS ENDED          6 MONTHS ENDED          6 MONTHS ENDED
                                MARCH 28, 2003          MARCH 29, 2002          MARCH 28, 2003          MARCH 29, 2002
                                (Unaudited)             (Unaudited)             (Unaudited)             (Unaudited)

Net sales                       $  15,469               $  13,478               $  25,070                $  24,687
Cost of sales                      14,223                  13,747                  22,835                   24,577
                                ---------               ---------               ---------                ---------
        Gross profit (loss)         1,246                    (269)                  2,235                      110
                                ---------               ---------               ---------                ---------
Selling and admin. expenses           900                   1,459                   1,653                    2,755
Restructuring expense (benefit)         -                     400                     (63)                     400
                                ---------               ---------               ---------                ---------
        Operating profit (loss)       346                  (2,128)                    645                   (3,045)

Interest and financing expense       (191)                   (266)                   (388)                    (423)
Forgiveness of accts payable          378                       -                     623                        -
Other income, net                       9                       -                     105                        -
                                ---------               ---------               ---------                ---------
Net income (loss) before
   income taxes                       542                  (2,394)                    985                   (3,468)
Income taxes                            -                       -                       -                        -
                                ---------               ---------               ---------                ---------
Net income (loss) from
     continuing operations            542                  (2,394)                    985                   (3,468)

Discontinued operations:
   Income (loss) from operations
      of IEC-Mexico disposed of
      (net of income taxes of $0,
      ($7), $0, and ($36),
      respectively                    184                  (1,437)                   184                   (2,525)
                                ---------               ---------               ---------                ---------
Net income (loss)               $     726               $  (3,831)              $  1,169                 $ (5,993)
                                ==========              =========               =========                =========

Net income (loss) per common and common equivalent share:

   Basic and Diluted
      Income (loss) from
        continuing operations   $    0.07               $   (0.31)              $    0.13                $  (0.45)
      Income (loss) from
        discontinued operations $    0.02               $   (0.19)              $    0.02                $  (0.33)
      Income (loss) available
        to common shareholders  $    0.09               $   (0.50)              $    0.15                $  (0.78)


Weighted average number of common and common equivalent shares outstanding:

Basic                           7,896,659               7,691,503               7,795,800               7,691,503
Diluted                         8,178,102               7,691,503               8,022,291               7,691,503



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